                                                               EXHIBIT 10.36(b)
                            FIRST AMENDMENT
                                  TO
                   CONVEYANCE OF PRODUCTION PAYMENT

     Reference for all purposes is hereby made to that certain Conveyance of Production Payment (the "Conveyance"), dated September 25, 1992, from ENRON OIL & GAS COMPANY, a Delaware corporation ("Grantor") to CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, whose address is 1400 Smith Street,
P. O. Box 1188, Houston, Texas 77251-1188 ("Grantee"), pertaining to certain oil and gas leases, wells and related interests, which Conveyance is recorded as set forth on Exhibit C hereto under the caption "Conveyance of Production Payment."

     WHEREAS, Grantor and Grantee desire to amend the Conveyance as hereinafter set forth as of April 1, 1993 (the "Effective Date") to release certain Leases and Subject Wells from the Conveyance and to add certain additional oil and gas leases and related interests and to make other changes as provided herein:

     NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars and no/100ths ($10.00) and other good and valuable consideration, cash in hand paid to Grantor by Grantee, Grantor and Grantee do hereby amend the Conveyance as follows:

     1. Capitalized terms as used herein shall have the meanings given to them in Article II of the Conveyance unless otherwise defined herein.

     2. Exhibit A to the Conveyance is hereby amended by deleting those Leases set forth on Exhibit A-1 hereto (the "Deleted Leases") and those Subject Wells set forth on Exhibit A-2 hereto (the "Deleted Wells") and adding those oil and gas leases and related interests set forth on Exhibit B hereto (the "Added Leases").

     3. Grantee hereby releases the Deleted Leases and the Deleted Wells from the Conveyance and hereby grants, reconveys and delivers unto Grantor, its successors and assigns, without recourse, covenant or warranty of any kind, express, implied or statutory, the Production Payment insofar and only insofar as the Production Payment covers or applies to the Deleted Leases and the Deleted Wells. Grantor hereby grants, conveys and delivers unto Grantee, its successors and assigns, the Production Payment described in the Conveyance as hereby amended in accordance with the terms and provisions of the Conveyance as hereby amended.

     4. Except as expressly amended hereby, the Conveyance shall remain in full force and effect as heretofore entered into and amended. Grantor and Grantee ratify and confirm the Conveyance as hereby amended.

EXECUTED in multiple originals this 21st day of May, 1993, but effective as of the Effective Date.

                              GRANTOR:

WITNESSES:                    ENRON OIL & GAS COMPANY


                                        By:
                                        Name: D. Weaver
                                        Title: Agent and Attorney-in-fact

                              GRANTEE:

WITNESSES:                    CACTUS HYDROCARBON 1992-A LIMITED
                              PARTNERSHIP

                              By:  Enron Big Piney Corp.
                                   General Partner

                                        By:
                                        Name: Andrew S. Fastow
                                        Title: Vice President

EXHIBIT "A-1"  -  Description of Deleted Leases
EXHIBIT "A-2"  -  Description of Deleted Wells
EXHIBIT "B"    -  Description of Added Leases
EXHIBIT "C"    -  Recordation Schedule - Conveyance of Production Payment

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of _____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ________________________, to me personally known, who, being by me duly sworn, did say that he is the ___________________ of ENRON OIL & GAS COMPANY, a Delaware corporation, and that the instrument was signed in behalf of the corporation by authority of its Board of Directors and that ____________________ acknowledged the instrument to be the free act and deed of the corporation.

                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

STATE OF TEXAS

COUNTY OF HARRIS

     On this _____ day of ____________________, 1993, before me, the undersigned Notary Public in and for the State of Texas, personally appeared ______________________, to me personally known, who, being by me duly sworn, did say that he is the ________________ of Enron Big Piney Corp., General Partner of CACTUS HYDROCARBON 1992-A LIMITED PARTNERSHIP, a Delaware limited partnership, and that the instrument was signed on behalf of said corporation, acting as General Partner of said limited partnership and that _________________________ acknowledged the instrument to be the free act and deed of the limited partnership.

                                   NOTARY PUBLIC, IN AND FOR
                                   THE STATE OF TEXAS

                                   Printed Name of Notary

                                EXHIBIT A-1

Attached to and made a part of that certain First Amendment to Conveyance of Production Payment effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                                    DELETED LEASES

                                               SUBLETTE COUNTY, WYOMING
ENRON                                                                                                 LEASE
LEASE NO.            LESSOR                LEGAL DESCRIPTION                         DATE             RECORDING
0050097-000          EV-023584   TOWNSHIP 28 NORTH, RANGE 113 WEST, 6TH P.M.         6/1/48           Not Recorded
                                 Section 23:  Lot 4 (27.24), W/2NW/4
                                 Below 1500' above the top of the Frontier
                                 formation

0050109-000          State WY-   TOWNSHIP 29 NORTH, RANGE 113 WEST, 6TH P.M.         9/16/48          Not Recorded
                     07395                 Section 16:  E/2
                                 Below 1500' above the top of the Frontier
                                 formation

0050115-000          WY-04732    TOWNSHIP 28 NORTH, RANGE 113 WEST, 6TH P.M.         2/1/51           Not Recorded
                                 Section 4:        Lots 7 (35.76), 8 (36.27),
                                                   S/2NW/4, SW/4
                                 Below 1500' above the top of the Frontier
                                 formation

0050116-000          W-026038-A  TOWNSHIP 29 NORTH, RANGE 113 WEST, 6TH P.M.         2/1/50           BK 31, PG 206
                                 Section 21:       E/2
                                 Section 27:       NW/4NW/4
                                 Section 28:       N/2NE/4
                                 Below 1500' above the top of the Frontier
                                 formation

0050125-000          McGinnis,   TOWNSHIP 28 NORTH, RANGE 113 WEST, 6TH P.M.         7/1/46           BK 2, PG 101
                     Mary et al  Section 27:  Resurvey Tract 48
                                 From 1500' above the top of the Frontier
                                 formation to the base of the Frontier
                                 formation
                                                LINCOLN COUNTY, WYOMING

0050272-000          EV-09156-B  TOWNSHIP 26 NORTH, RANGE 113 WEST, 6TH P.M.         6/1/48           BK 17, PG 283
                                 Section 5:        E/2SE/4
                                 No depth limitations

                                           EXHIBIT A-2

Attached to and made a part of that certain First Amendment to Conveyance of Production Payment effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                        DELETED WELLS

WELL                 WELL                    LEGAL                   W I              NRI           WI          NRI
NAME                 NUMBER                DESCRIPTION               BPO              BPO           APO         APO
SHU 65-05G       06152-00-00-1    TOWNSHIP 26 NORTH, RANGE          25.000%           20.350%       25.000%     20.3500%
                                  113 WEST, 6TH P.M.
                                  Section 5:  E/2
                                  Lincoln County, Wyoming

Tip Top Unit     06144-00-00-1    TOWNSHIP 27 NORTH, RANGE          1.4233%           1.0870%       1.4233%     1.0870%
Participating                     113 WEST, 6TH P.M.
Area "B"                            Parts of Sections 5 and 6
                                  TOWNSHIP 28 NORTH, RANGE
                                  113 WEST, 6TH P.M.
                                    Portions of Sections 6-8,
                                    16, 17 and 18
                                  TOWNSHIP 28 NORTH, RANGE
                                  114 WEST, 6TH P.M.
                                    Portions of Sections 1 and 12
                                    Sublette County, Wyoming

                                        EXHIBIT B

Attached to and made a part of that certain First Amendment to Conveyance of Production Payment effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

                                      ADDED LEASES

                                SUBLETTE COUNTY, WYOMING
MOBIL                                                                                  LEASE
LEASE NO. LESSOR           LEGAL DESCRIPTION                          DATE           RECORDING
W-2645    E-025771         TOWNSHIP 28 NORTH, RANGE 113 WEST,         1/1/48        Not Available
                           6TH P.M.
                           Section 22: Lot 2 (23.91)
                           From the surface to 1500' above
                           the top of the Frontier formation

W-2579   E-023969         TOWNSHIP 28 NORTH, RANGE 113 WEST,          7/1/48        Not Available
                          6TH P.M.
                          Section 27:  Lots 2 (13.62), 3 (9.19)
                          Section 29:  W/2NW/4
                          From the surface to 1500' above the top of
                          the Frontier formation

W-2571    E-023768        TOWNSHIP 28 NORTH, RANGE 113 WEST,         12/1/47        BK 31, PG 429
                          6TH P.M.
                          Section 20:  SW/4SW/4
                          From the surface to 1500' above the
                          top of the Frontier formation

W-2569    E-022879        TOWNSHIP 28 NORTH, RANGE 113 WEST,          7/1/47        Not Available
                          6TH P.M.
                          Section 19:  Lots 6, 7, 8, 9, 10, 11, 12,
                                       13, 14, 15, 16 and 17
                          From the surface to 1500' above the
                          top of the Frontier formation

W-2568    E-023328        TOWNSHIP 28 NORTH, RANGE 113 WEST,         10/1/48        Not Available
                          6TH P.M.
                          Section 30:  N/2NE/4
                          From the surface to 1500' above the
                          top of the Frontier formation

W-2566    E-023553        TOWNSHIP 28 NORTH, RANGE 113 WEST,          6/1/48        Not Available
                          6TH P.M.
                          Section 30: S/2NE/4
                          From the surface to 1500' above the
                          top of the Frontier formation

W-2586    W-01495         TOWNSHIP 28 NORTH, RANGE 113 WEST,          2/1/50        Not Available
                          6TH P.M.
                          Section 18: Lots 11, 12, 13, 14, 15, 16,
                                      17, 18 (W/2SE/4)
                          From the surface to 1500' above the top of
                         the Frontier formation

                                                      EXHIBIT C

Attached to and made a part of that certain First Amendment to Conveyance of Production Payment effective as of the 1st day of April, 1993 between Enron Oil & Gas Company ("EOG") as Grantor and Cactus Hydrocarbon 1992-A Limited Partnership ("Cactus") as Grantee.

DOCUMENT                                 FILING ENTITY     RECORDING REFERENCE
Conveyance of Production Payment dated   Lincoln County    Book 317 PR, Page 312
September 25, 1992 from EOG to Cactus                      File No. 755518
                                                           October 8, 1992

                                         Sublette County   Book 89 O&G, Page 512
                                                           File No. 238874
                                                           October 2, 1992

                                         BLM               October 2, 1992

                                         Wyoming State     November 20, 1992
                                         Land Board